Exhibit 10.62

FIRST AMENDMENT TO LEASE AND ACCESS AGREEMENT
(CHEYENNE)
This First Amendment to Lease and Access Agreement (Cheyenne) (this “Amendment”) is executed as of June 13, 2012 to be effective as of June 5, 2012 (the “Effective Date”), between FRONTIER REFINING LLC, a Delaware limited liability company (“Lessor”), and CHEYENNE LOGISTICS LLC, a Delaware limited liability company (“Lessee”), for the purpose of amending that certain Lease and Access Agreement (Cheyenne) between Lessor and Lessee dated effective as of November 1, 2011 (the “Lease”). Capitalized terms used herein but not defined shall be given the meanings assigned to them in the Lease.
RECITALS:
A.    Pursuant to the Lease, Lessee is currently leasing from Lessor the Premises underlying the Relevant Assets within the Refinery Site.
B.    Lessor has executed that certain Conveyance, Assignment and Bill of Sale (Cheyenne – Tank 108) (the “Tank 108 Conveyance”), effective as of the Effective Date, conveying the Transferred Assets (as defined in the Tank 108 Conveyance) to Lessee. The Transferred Assets included, without limitation, the storage tank located within the Refinery Site having a tank identification number of 1-108 (“Tank 108”). Pursuant to Section 9.2 of the Purchase Agreement, Tank 108 is deemed included in the “Cheyenne Assets”, as such term is defined in the Purchase Agreement, following the conveyance of Tank 108 from Lessor to Lessee.
C.    Lessor and Lessee now desire to amend the Lease to, among other matters more particularly set forth herein, (i) reflect the addition of and/or add the Transferred Assets to the Relevant Assets, and (ii) in connection therewith, replace the legal description of the Premises attached to the Lease with the legal description attached to this Amendment as Exhibit A, so that from and after the Effective Date the Premises will include the land underlying all of the Relevant Assets, including the Transferred Assets.
AGREEMENTS:
For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:
1.Relevant Assets. As of the Effective Date, the definition of Relevant Assets set forth in the Lease is deleted in its entirety and replaced with the following:
“Relevant Assets” means, collectively, (a) the Cheyenne Assets, as such term is defined in the Purchase Agreement (including, without limitation, Tank 108), and (b) the Transferred Assets (including, to the extent not included in the Cheyenne Assets, Tank 108).

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2.    Description of the Premises. As of the Effective Date, the legal description of the Premises attached to the Lease as Exhibit A is deleted in its entirety and replaced with the legal description attached to this Amendment as Exhibit A. Accordingly, from and after the Effective Date, all references in the Lease to Exhibit A shall be deemed to refer to Exhibit A attached to this Amendment.
3.    Amendment to Memorandum of Lease. Concurrently with the execution of this Amendment, the Parties shall execute, acknowledge, deliver and record the First Amendment to Memorandum of Lease (the “Memorandum Amendment”) attached to this Amendment as Exhibit B. All rights and obligations of the Parties set forth in Section 11.13 of the Lease with respect to or otherwise in connection with the Lessee Release shall be applicable to the Memorandum Amendment, and are incorporated into this Amendment by this reference as if fully set forth herein.
4.    Ratification. Each of Lessor and Lessee hereby ratifies and confirms its obligations under the Lease, as amended hereby and represents and warrants to the other Party that it has no defenses thereto.
5.    Binding Effect; Governing Law. Except as modified hereby, the Lease shall remain in full effect and this Amendment shall be binding upon Lessor and Lessee and their respective successors, sublessees and assigns. Nothing in this Section 5 shall be construed to waive the conditions contained in the Lease applicable to assignment or subletting of the Premises by the Parties. If any inconsistency exists or arises between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall prevail. This Amendment shall be governed by the laws of the State of Wyoming.
6.    Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original, but all of which shall constitute one document.
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The Parties have executed this Amendment to be effective as of the Effective Date.

LESSOR:	FRONTIER REFINING LLC, a Delaware limited liability company

By: /s/ David L. Lamp
Name: David L. Lamp
Title: Executive Vice President and COO

LESSEE:	CHEYENNE LOGISTICS LLC, a Delaware limited liability company

By: /s/ Mark T. Cunningham
Name: Mark T. Cunningham
Title: Vice President, Operations

Signature Page -
First Amendment to Lease and Access Agreement
(Cheyenne – Tank 108)

EXHIBIT A
DESCRIPTION OF THE PREMISES
Parcel 1
(Refined Products Truck Loading Rack)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel defined at the “Refined Products Loading Rack”. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner of said parcel, said corner being 2618.15 feet S42°52’48”W of the NE corner of Section 5; thence S77°12’49”E a distance of 263.13 feet (80.201 meters) to a point; thence S26°12’16”E a distance of 367.85 feet (112.122meters) to a point; thence S 63°47’44”W a distance of 250.00 feet (76.200 meters) to a point; thence N26°12’16”W a distance of 533.41 feet (162.584 meters) to a point; thence N63°47’44”E a distance of 45.49 feet (13.864 meters) to the Point of Beginning.

The above parcel of land containing 2.7 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 2
(Tanks 1-013, 1-014, 1-015, 1-016, 1-017, 1-021, 1-027, 1-028,
1-032, 1-033, 1-040, 1-048, 1-049, 1-106, 1-107 and 1-108)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 106, 107, 13, 14, 15, 16, 17, 21, 27, 28, 32, 33, 40, 48, 49 and 108. The boundary of said parcel being more particularly described as follows:Beginning at the northwest corner, said corner being 2401.59 feet S48°27’49”W of the NE corner of Section 5; thence N63°49’26”E a distance of 220.00 feet (67.056 meters) to a point; thence N26°12' 16"W a distance of 100.00 feet (30.48 meters) to a point; thence N63°49'26"E a distance of 245.00 feet (74.676 meters) to a point; thence S26°12’16”E a distance of 634.22 feet (193.311 meters) to a point; thence N63°47’44”E a distance of 85.00 feet (25.908 meters) to a point; thence S26°12’16”E a distance of 90.00 feet (27.432 meters) to a point; thence S63°47’44”W a distance of 90.00 feet (27.432 meters) to a point; thence S26°12’16”E a distance of 195.55 feet (59.603 meters) to a point; thence S63°56’07”W a distance of 50.00 feet (15.240 meters) to a point; thence N26°12’16”W a distance of 195.42 feet (59.566 meters) to a point; thence S63°47’44”W a distance of 75.00 feet (22.860 meters) to a point; thence S26°12’16”E a distance of 85.00 feet (25.908 meters) to a point; thence S63°47’44”W a distance of 189.94 feet (57.893 meters) to a point; thence N26°12’16”W a distance of 85.00 feet (25.908 meters) to a point; thence N63°47’44”E a distance of 100.03 feet (30.490 meters) to a point; thence N26°10’34”W a distance of 90.00 feet (27.432 meters) to a point; thence S63°47’44”W a distance of 100.00 feet (30.480 meters) to a point; thence N26°10’34”W a distance of 279.49 feet (85.189 meters) to a point; thence S63°47’44”W a distance of 145.28 feet (44.281 meters) to a point; thence N26°12’16”W a distance of 254.96 feet (77.713 meters) to a point, said point being the Point of Beginning. The above parcel

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of land containing 6.0 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 3
(Tank Nos. 1-020, 1-029, 1-050, 1-051, 1-052, 1-053,
1-054, 1-055, 1-056, 1-058, 1-090 and 1-091)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 90, 91, 56, 50, 51, 54, 52, 55, 53, 58, 20, and 29. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 1892.53 feet S46°24’53”W of the NE corner of Section 5; to a point; thence N63°44’44”E a distance of 313.33 feet (95.502 meters) to a point; thence S26°03’53”E a distance of 142.48 feet (43.429 meters) to a point; thence N 63°56’07”E a distance of 140.00 feet (42.672 meters) to a point; thence S26°03’53”E a distance of 367.00 feet (111.862 meters) to a point; thence S 26°03’53”E a distance of 184.57 feet (56.257 meters) to a point; thence S 63°47’44”W a distance of 321.63 feet (98.034 meters) to a point; thence N26°12’16”W a distance of 90.00 feet (27.432 meters) to a point; thence N 63°47’44”E a distance of 35.00 feet (10.668 meters) to a point; thence N26°12’16”W a distance of 129.27 feet (39.400 meters) to a point; thence N63°44’44”E a distance of 80.00 feet (24.384 meters) to a point; thence N26°12’16”W a distance of 165.00 feet (50.292 meters) to a point; thence S63°44’44”W a distance of 245.00 feet (74.676 meters) to a point; thence N26°12’16”W a distance of 310.00 feet (94.488 meters) to the Point of Beginning.

The above parcel of land containing 5.1 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 4
(Tank Nos. 1-093, 1-094, & 1-095)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following Tanks: 93, 94, and 95. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 2051.54 feet S18°10’49”W of the NE corner of Section 5; to a point; thence N63°56’07”E a distance of 80.00 feet (24.384 meters) to a point; thence S26°03’53”E a distance of 70.26 feet (21.415 meters) to a point; thence southeast a distance of 9.74 feet (2.969 meters) along a tangential curve concave northeast having a radius of 3065.00 feet (934.214 meters) and a central angle of 00°10’56”; to a point; thence S63°56’07”W a distance of 80.02 feet (24.389 meters) to a point; thence N26°03’53”W a distance of 80.00 feet (24.384 meters) to the Point of Beginning.

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The above parcel of land containing 0.1 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 5
(Four Crude Oil LACTS Units)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the “Crude LACTS Unit”. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 1435.52 feet S27°15’55”W of the NE corner of Section 5; to a point; thence N63°56’07”E a distance of 160.00 feet (48.768 meters) to a point; thence S67°32’22”E a distance of 135.21 feet (41.212 meters) to a point; thence S47°28’57”W a distance of 260.20 feet (79.310 meters) to a point; thence N26°03’53”W a distance of 175.00 feet (53.340 meters) to the Point of Beginning.

The above parcel of land containing 0.7 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 6
(Tank Nos. 2-015, 2-016, 2-017, 2-020, 2-021, 2-022, 2-023, 2-028,
2-034, 2-035, 2-036, 2-070, 2-071, 2-100, 2-101, 2-102, 2-104 and 2-105)

A parcel situate in the NE1/4 of Section 5 and the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 15, 16, 17, 20, 21, 22, 23, 28, 34, 35, 36, 70, 71, 100, 101, 102, 104, and 105. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 1047.11 feet S39°14’59”W of the NE corner of Section 5; to a point; thence N63°47’10”E a distance of 736.38 feet (224.450 meters) to a point; thence N63°47’10”E a distance of 89.79 feet (27.368 meters) to a point; thence east a distance of 155.88 feet (47.513 meters) along a non-tangential curve concave north having a radius of 6010.00 feet (1831.852 meters) and a central angle of 1°29’10”; to a point; thence S00°00’00”E a distance of 191.71 feet (58.435 meters) to a point; thence S90°00’00”E a distance of 80.00 feet (24.384 meters) to a point; thence S00°00’00”W a distance of 95.00 feet (28.956 meters) to a point; thence N90°00’00”W a distance of 180.00 feet (54.864 meters) to a point; thence S00°00’00”W a distance of 195.00 feet (59.436 meters) to a point; thence N90°00’00”W a distance of 135.00 feet (41.148 meters) to a point; thence S00°00’00”W a distance of 90.00 feet (27.432 meters) to a point; thence N89°41’14”W a distance of 303.77 feet (92.589 meters) to a point; thence S00°18’46”W a distance of 155.00 feet (47.244meters) to a point; thence N82°04’49”W a distance of 169.19 feet (51.570 meters) to a point; thence N26°03’53”W a distance of 419.99 feet (128.014 meters) to the Point of Beginning.

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The above parcel of land containing 8.9 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 7
(Tank Nos. 2-060, 2-061, 2-062, 2-063 and 2-067)

A parcel situate in the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 60, 61, 62, 63, 67. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 991.00 feet S09°14’44”E of the NE corner of Section 5; to a point; thence N00°00’00”E a distance of 130.00 feet (39.624 meters) to a point; thence S90°00’00”E a distance of 175.00 feet (53.340 meters) to a point; thence S00°00’00”W a distance of 75.00 feet (22.860 meters) to a point; thence N90°00’00”W a distance of 65.00 feet (19.812 meters) to a point; thence S00°00’00”W a distance of 55.00 feet (16.764 meters) to a point; thence N90°00’00”W a distance of 110.00 feet (33.528 meters) to the Point of Beginning.

The above parcel of land containing 0.4 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 8
(Tank Nos. 2-072, 2-073, 2-074 and 2-075)

A parcel situate in the NE1/4 of Section 5 and the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 72, 73, 74, and 75. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner, said corner being 1448.28 feet S15°00’04”W of the NE corner of Section 5; said corner monumented by a ¾” x 24” rebar with a 1 ½” aluminum cap stamped PE PLS 9283; thence N63°56’07”E a distance of 147.49 feet (44.956 meters) to a point; thence S26°03’53”E a distance of 245.00 feet (74.676 meters) to a point; thence N63°56’07”E a distance of 220.00 feet (67.056 meters) to a point; thence S26°03’53”E a distance of 400.00 feet (121.920 meters) to a point; thence S63°56’07”W a distance of 160.00 feet (48.768 meters) to a point; thence N26°03’53”W a distance of 310.00 feet (94.488 meters) to a point; thence S63°56’07”W a distance of 207.49 feet (63.244 meters) to a point; thence N26°03’53”W a distance of 269.50 feet (82.144 meters) to a point; thence N26°03’53”W a distance of 65.50 feet (19.964 meters) to the Point of Beginning.

The above parcel of land containing 2.7 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

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Parcel 9
(Two Propane Loading Spots)

A parcel situate in the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel defined as the “LPG Loading & Unloading Dock”. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner, said corner being 3728.67 feet S74°53’31”W of the NE corner of Section 4; thence S02°52'25"W a distance of 200.00 feet (60.960 meters); thence N87°07'35"W a distance of 50.00 feet (15.240 meters); thence N02°52'25"E a distance of 200.00 feet (60.960 meters); thence S87°07'35"E a distance of 50.00 feet (15.240 meters) to the Point of Beginning.

The above parcel of land containing 0.2 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 10
(Pipeline Easement)

A parcel situate in the NW1/4 of Section 4 and the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel defined at the “Pipeline Easement”. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner of said parcel, said corner being 527.07 feet S04°36’50”W of the NE corner of Section 5; thence S85°00'51"E a distance of 57.02 feet (17.379 meters) to a point; thence S00°38'13"W a distance of 598.12 feet (182.309 meters) to a point; thence S88°54'22"W a distance of 41.07 feet (12.519 meters) to a point; thence S02°20'56"W a distance of 70.33 feet (21.436 meters) to a point; thence N87°39'04"W a distance of 9.17 feet (2.796 meters) to a point; thence S23°42'20"W a distance of 70.42 feet (21.464 meters) to a point; thence S60°19'01"E a distance of 44.53 feet (13.572 meters) to a point; thence S09°52'15"E a distance of 134.30 feet (40.935 meters) to a point; thence S04°08'32"E a distance of 86.91 feet (26.490 meters) to a point; thence S65°23'34"W a distance of 93.43 feet (28.477 meters) to a point; thence S24°36'26"E a distance of 13.79 feet (4.203 meters) to a point; thence S78°18'41"E a distance of 58.03 feet (17.686 meters) to a point; thence S11°41'19"W a distance of 20.00 feet (6.096 meters) to a point; thence N78°18'41"W a distance of 43.34 feet (13.209 meters) to a point; thence S24°36'26"E a distance of 62.13 feet (18.938 meters) to a point; thence S61°54'06"W a distance of 56.80 feet (17.314 meters) to a point; thence N27°08'41"W a distance of 32.02 feet (9.760 meters) to a point; thence S63°29'56"W a distance of 47.36 feet (14.436 meters) to a point; thence N50°44'04"W a distance of 22.69 feet (6.916 meters) to a point; thence N39°15'56"E a distance of 20.00 feet (6.096 meters) to a point; thence S50°44'04"E a distance of 9.76 feet (2.975 meters) to a point; thence N63°29'55"E a distance of 71.65 feet (21.838 meters) to a point; thence N25°02'54"W a distance of 53.17 feet (16.205 meters) to a point; thence N77°38'15"W a distance of 110.08 feet (33.552 meters) to a point; thence N29°58'48"W a distance of 25.55 feet (7.786 meters) to a point; thence N56°07'26"E a distance of 17.11 feet (5.214 meters) to a point; thence N11°55'04"W a distance of 25.72 feet (7.838 meters) to a point; thence N56°55'04"W a distance of 7.69 feet (2.344 meters) to a point; thence N33°04'56"E a distance of 20.00 feet (6.096 meters) to a point; thence S56°55'04"E a

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distance of 15.98 feet (4.869 meters) to a point; thence S11°55'04"E a distance of 55.35 feet (16.870 meters) to a point; thence S77°38'15"E a distance of 85.38 feet (26.025 meters) to a point; thence N65°23'34"E a distance of 91.95 feet (28.028 meters) to a point; thence N04°08'32"W a distance of 72.03 feet (21.953 meters) to a point; thence N09°52'15"W a distance of 123.88 feet (37.759 meters) to a point; thence N60°19'01"W a distance of 53.12 feet (16.192 meters) to a point; thence N23°42'20"E a distance of 109.85 feet (33.483 meters) to a point; thence N02°20'56"E a distance of 61.93 feet (18.876 meters) to a point; thence N88°54'22"E a distance of 40.50 feet (12.345 meters) to a point; thence N00°38'13"E a distance of 560.18 feet (170.744 meters) to a point; thence N85°00'51"W a distance of 38.48 feet (11.729 meters) to a point; thence N04°59'07"E a distance of 20.00 feet (6.096 meters) to the Point of Beginning.

The above parcel of land containing 0.8 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

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EXHIBIT B

MEMORANDUM AMENDMENT
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1395745v.3 HOL183/26002

FIRST AMENDMENT TO MEMORANDUM OF LEASE

Dated: June 5, 2012

FIRST AMENDMENT TO MEMORANDUM OF LEASE
BETWEEN
FRONTIER REFINING LLC,
AS LESSOR
AND
CHEYENNE LOGISTICS LLC,
AS LESSEE
Record and return to:
HollyFrontier Corporation
2828 N. Harwood, Suite 1300
Dallas, Texas 75201
Attention: Denise C. McWatters
Telecopy: 214.871.3560

1395745v.3 HOL183/26002

FIRST AMENDMENT TO MEMORANDUM OF LEASE
THIS FIRST AMENDMENT TO MEMORANDUM OF LEASE (this “Amendment”) is made and entered into as of June 13, 2012 to be effective as of 12:01 a.m. Dallas, Texas time on June 5, 2012 (the “Effective Date”), by and between FRONTIER REFINING LLC, a limited liability company organized and existing under the laws of Delaware, having an office address at 2828 N. Harwood, Suite 1300, Dallas, Texas 75201 (“Lessor”), and CHEYENNE LOGISTICS LLC, a limited liability company organized and existing under the laws of Delaware, having an office address at 2828 N. Harwood, Suite 1300, Dallas, Texas 75201 (“Lessee”).
RECITALS
A.Lessor and Lessee are parties to that certain Lease and Access Agreement dated effective as of November 1, 2011 (the “Ground Lease), pursuant to which Lessee leases from Lessor the Premises located in Laramie County, Wyoming.
B.    The Ground Lease was evidenced by that certain Memorandum of Lease, dated effective as of November 1, 2011, recorded in the real property records of Laramie County, Wyoming in Book 2258, Page 593 (the “Memorandum”).
C.    Lessor and Lessee amended the Ground Lease pursuant to that certain First Amendment to Lease and Access Agreement dated effective as of the Effective Date (the “Ground Lease Amendment”; the Ground Lease, as amended by the Ground Lease Amendment, is referred to herein as the “Amended Ground Lease”).
D.    Lessor and Lessee now desire to amend the Memorandum to provide record notice of the Ground Lease Amendment and certain of the terms thereof. Capitalized terms which are used but not defined herein shall have the meanings given to them in the Memorandum.
NOW, THEREFORE, Lessor and Lessee do hereby give public notice as follows:
1.    Relevant Assets. Certain additional assets located on Lessor’s Property have been conveyed to Lessee, including without limitation Tank 108. From and after the Effective Date, notwithstanding anything in the Memorandum to the contrary, the term “Relevant Assets” shall have the meaning given such term in the Amended Ground Lease, as it may be amended, restated or otherwise modified from time to time.
2.    Description of the Premises. From and after the Effective Date, the legal description of the Premises attached to the Memorandum as Exhibit A is deleted in its entirety and replaced with the legal description attached to this Amendment as Exhibit A.

1395745v.3 HOL183/26002

3.    Confirmation of Memorandum. Each of Lessor and Lessee hereby ratifies and confirms the Memorandum, as amended hereby, and represents and warrants to the other party that it has no defenses thereto.
4.    Amended Ground Lease Governs. The Memorandum and this Amendment have been executed and recorded as notice of the Amended Ground Lease in lieu of recording the Amended Ground Lease itself. Lessor and Lessee intend that the Memorandum, as amended hereby, be only a memorandum of the Amended Ground Lease, and reference is hereby made to the Amended Ground Lease itself for all of the terms, covenants and conditions thereof. Lessor and Lessee hereby covenant and agree that the Memorandum, as amended hereby, is and shall be subject to the terms and conditions more particularly set forth in the Amended Ground Lease. The Memorandum, as amended hereby, is not intended to modify, limit or otherwise alter the terms, conditions and provisions of the Amended Ground Lease. In the event of any conflict, ambiguity or inconsistency between the terms and provisions of the Memorandum, as amended hereby, and the terms and provisions of the Amended Ground Lease, the terms and provisions of the Amended Ground Lease shall govern, control and prevail.

1395745v.3 HOL183/26002

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed as of the dates of the acknowledgments below but to be effective as of June 5, 2012.

ATTEST: Name: Title:	LESSOR: FRONTIER REFINING LLC, a Delaware limited liability company By: Name: Title:
ATTEST: Name: Title:	LESSEE: CHEYENNE LOGISTICS LLC, a Delaware limited liability company By: Name: Title:

1395745v.3 HOL183/26002

STATE OF TEXAS

COUNTY OF DALLAS

This instrument was acknowledged before me on June ___, 2012, by ____________________, ____________________ of FRONTIER REFINING LLC, a Delaware limited liability company, on behalf of said limited liability company.
________________________________________________
Notary Public, State of Texas
STATE OF TEXAS
COUNTY OF DALLAS
This instrument was acknowledged before me on June ___, 2012, by ____________________, ____________________ of CHEYENNE LOGISTICS LLC, a Delaware limited liability company, on behalf of said limited liability company.

________________________________________________
Notary Public, State of Texas

1395745v.3 HOL183/26002

EXHIBIT A

Description of Premises

Parcel 1
(Refined Products Truck Loading Rack)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel defined at the “Refined Products Loading Rack”. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner of said parcel, said corner being 2618.15 feet S42°52’48”W of the NE corner of Section 5; thence S77°12’49”E a distance of 263.13 feet (80.201 meters) to a point; thence S26°12’16”E a distance of 367.85 feet (112.122meters) to a point; thence S 63°47’44”W a distance of 250.00 feet (76.200 meters) to a point; thence N26°12’16”W a distance of 533.41 feet (162.584 meters) to a point; thence N63°47’44”E a distance of 45.49 feet (13.864 meters) to the Point of Beginning.

The above parcel of land containing 2.7 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 2
(Tanks 1-013, 1-014, 1-015, 1-016, 1-017, 1-021, 1-027, 1-028,
1-032, 1-033, 1-040, 1-048, 1-049, 1-106, 1-107 and 1-108)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 106, 107, 13, 14, 15, 16, 17, 21, 27, 28, 32, 33, 40, 48, 49 and 108. The boundary of said parcel being more particularly described as follows:Beginning at the northwest corner, said corner being 2401.59 feet S48°27’49”W of the NE corner of Section 5; thence N63°49’26”E a distance of 220.00 feet (67.056 meters) to a point; thence N26°12' 16"W a distance of 100.00 feet (30.48 meters) to a point; thence N63°49'26"E a distance of 245.00 feet (74.676 meters) to a point; thence S26°12’16”E a distance of 634.22 feet (193.311 meters) to a point; thence N63°47’44”E a distance of 85.00 feet (25.908 meters) to a point; thence S26°12’16”E a distance of 90.00 feet (27.432 meters) to a point; thence S63°47’44”W a distance of 90.00 feet (27.432 meters) to a point; thence S26°12’16”E a distance of 195.55 feet (59.603 meters) to a point; thence S63°56’07”W a distance of 50.00 feet (15.240 meters) to a point; thence N26°12’16”W a distance of 195.42 feet (59.566 meters) to a point; thence S63°47’44”W a distance of 75.00 feet (22.860 meters) to a point; thence S26°12’16”E a distance of 85.00 feet (25.908 meters) to a point; thence S63°47’44”W a distance of 189.94 feet (57.893 meters) to a point; thence N26°12’16”W a distance of 85.00 feet (25.908 meters) to a point; thence N63°47’44”E a distance of 100.03 feet (30.490 meters) to a point; thence N26°10’34”W a distance of 90.00 feet (27.432 meters) to a point; thence S63°47’44”W a distance of 100.00 feet (30.480 meters) to a point; thence N26°10’34”W a distance of 279.49 feet (85.189 meters) to a point; thence S63°47’44”W a distance of 145.28 feet (44.281 meters) to a point; thence N26°12’16”W a distance

1395745v.3 HOL183/26002

of 254.96 feet (77.713 meters) to a point, said point being the Point of Beginning. The above parcel of land containing 6.0 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 3
(Tank Nos. 1-020, 1-029, 1-050, 1-051, 1-052, 1-053,
1-054, 1-055, 1-056, 1-058, 1-090 and 1-091)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 90, 91, 56, 50, 51, 54, 52, 55, 53, 58, 20, and 29. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 1892.53 feet S46°24’53”W of the NE corner of Section 5; to a point; thence N63°44’44”E a distance of 313.33 feet (95.502 meters) to a point; thence S26°03’53”E a distance of 142.48 feet (43.429 meters) to a point; thence N 63°56’07”E a distance of 140.00 feet (42.672 meters) to a point; thence S26°03’53”E a distance of 367.00 feet (111.862 meters) to a point; thence S 26°03’53”E a distance of 184.57 feet (56.257 meters) to a point; thence S 63°47’44”W a distance of 321.63 feet (98.034 meters) to a point; thence N26°12’16”W a distance of 90.00 feet (27.432 meters) to a point; thence N 63°47’44”E a distance of 35.00 feet (10.668 meters) to a point; thence N26°12’16”W a distance of 129.27 feet (39.400 meters) to a point; thence N63°44’44”E a distance of 80.00 feet (24.384 meters) to a point; thence N26°12’16”W a distance of 165.00 feet (50.292 meters) to a point; thence S63°44’44”W a distance of 245.00 feet (74.676 meters) to a point; thence N26°12’16”W a distance of 310.00 feet (94.488 meters) to the Point of Beginning.

The above parcel of land containing 5.1 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 4
(Tank Nos. 1-093, 1-094, & 1-095)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following Tanks: 93, 94, and 95. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 2051.54 feet S18°10’49”W of the NE corner of Section 5; to a point; thence N63°56’07”E a distance of 80.00 feet (24.384 meters) to a point; thence S26°03’53”E a distance of 70.26 feet (21.415 meters) to a point; thence southeast a distance of 9.74 feet (2.969 meters) along a tangential curve concave northeast having a radius of 3065.00 feet (934.214 meters) and a central angle of 00°10’56”; to a point; thence S63°56’07”W a distance of 80.02 feet (24.389 meters) to a point; thence N26°03’53”W a distance of 80.00 feet (24.384 meters) to the Point of Beginning.

1395745v.3 HOL183/26002

The above parcel of land containing 0.1 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 5
(Four Crude Oil LACTS Units)

A parcel situate in the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the “Crude LACTS Unit”. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 1435.52 feet S27°15’55”W of the NE corner of Section 5; to a point; thence N63°56’07”E a distance of 160.00 feet (48.768 meters) to a point; thence S67°32’22”E a distance of 135.21 feet (41.212 meters) to a point; thence S47°28’57”W a distance of 260.20 feet (79.310 meters) to a point; thence N26°03’53”W a distance of 175.00 feet (53.340 meters) to the Point of Beginning.

The above parcel of land containing 0.7 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 6
(Tank Nos. 2-015, 2-016, 2-017, 2-020, 2-021, 2-022, 2-023, 2-028,
2-034, 2-035, 2-036, 2-070, 2-071, 2-100, 2-101, 2-102, 2-104 and 2-105)

A parcel situate in the NE1/4 of Section 5 and the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 15, 16, 17, 20, 21, 22, 23, 28, 34, 35, 36, 70, 71, 100, 101, 102, 104, and 105. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 1047.11 feet S39°14’59”W of the NE corner of Section 5; to a point; thence N63°47’10”E a distance of 736.38 feet (224.450 meters) to a point; thence N63°47’10”E a distance of 89.79 feet (27.368 meters) to a point; thence east a distance of 155.88 feet (47.513 meters) along a non-tangential curve concave north having a radius of 6010.00 feet (1831.852 meters) and a central angle of 1°29’10”; to a point; thence S00°00’00”E a distance of 191.71 feet (58.435 meters) to a point; thence S90°00’00”E a distance of 80.00 feet (24.384 meters) to a point; thence S00°00’00”W a distance of 95.00 feet (28.956 meters) to a point; thence N90°00’00”W a distance of 180.00 feet (54.864 meters) to a point; thence S00°00’00”W a distance of 195.00 feet (59.436 meters) to a point; thence N90°00’00”W a distance of 135.00 feet (41.148 meters) to a point; thence S00°00’00”W a distance of 90.00 feet (27.432 meters) to a point; thence N89°41’14”W a distance of 303.77 feet (92.589 meters) to a point; thence S00°18’46”W a distance of 155.00 feet (47.244meters) to a point; thence N82°04’49”W a distance of 169.19 feet (51.570 meters) to a point; thence N26°03’53”W a distance of 419.99 feet (128.014 meters) to the Point of Beginning.

1395745v.3 HOL183/26002

The above parcel of land containing 8.9 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 7
(Tank Nos. 2-060, 2-061, 2-062, 2-063 and 2-067)

A parcel situate in the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 60, 61, 62, 63, 67. The boundary of said parcel being more particularly described as follows:

Beginning at the northwest corner, said corner being 991.00 feet S09°14’44”E of the NE corner of Section 5; to a point; thence N00°00’00”E a distance of 130.00 feet (39.624 meters) to a point; thence S90°00’00”E a distance of 175.00 feet (53.340 meters) to a point; thence S00°00’00”W a distance of 75.00 feet (22.860 meters) to a point; thence N90°00’00”W a distance of 65.00 feet (19.812 meters) to a point; thence S00°00’00”W a distance of 55.00 feet (16.764 meters) to a point; thence N90°00’00”W a distance of 110.00 feet (33.528 meters) to the Point of Beginning.

The above parcel of land containing 0.4 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 8
(Tank Nos. 2-072, 2-073, 2-074 and 2-075)

A parcel situate in the NE1/4 of Section 5 and the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel encompassing the following tanks: 72, 73, 74, and 75. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner, said corner being 1448.28 feet S15°00’04”W of the NE corner of Section 5; said corner monumented by a ¾” x 24” rebar with a 1 ½” aluminum cap stamped PE PLS 9283; thence N63°56’07”E a distance of 147.49 feet (44.956 meters) to a point; thence S26°03’53”E a distance of 245.00 feet (74.676 meters) to a point; thence N63°56’07”E a distance of 220.00 feet (67.056 meters) to a point; thence S26°03’53”E a distance of 400.00 feet (121.920 meters) to a point; thence S63°56’07”W a distance of 160.00 feet (48.768 meters) to a point; thence N26°03’53”W a distance of 310.00 feet (94.488 meters) to a point; thence S63°56’07”W a distance of 207.49 feet (63.244 meters) to a point; thence N26°03’53”W a distance of 269.50 feet (82.144 meters) to a point; thence N26°03’53”W a distance of 65.50 feet (19.964 meters) to the Point of Beginning.

The above parcel of land containing 2.7 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

1395745v.3 HOL183/26002

Parcel 9
(Two Propane Loading Spots)

A parcel situate in the NW1/4 of Section 4, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel defined as the “LPG Loading & Unloading Dock”. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner, said corner being 3728.67 feet S74°53’31”W of the NE corner of Section 4; thence S02°52'25"W a distance of 200.00 feet (60.960 meters); thence N87°07'35"W a distance of 50.00 feet (15.240 meters); thence N02°52'25"E a distance of 200.00 feet (60.960 meters); thence S87°07'35"E a distance of 50.00 feet (15.240 meters) to the Point of Beginning.

The above parcel of land containing 0.2 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

Parcel 10
(Pipeline Easement)

A parcel situate in the NW1/4 of Section 4 and the NE1/4 of Section 5, Township 13 North, Range 66 West, of the Sixth Principle Meridian, Laramie County, Wyoming. Said parcel defined at the “Pipeline Easement”. The boundary of said parcel being more particularly described as follows:

Beginning at the northeast corner of said parcel, said corner being 527.07 feet S04°36’50”W of the NE corner of Section 5; thence S85°00'51"E a distance of 57.02 feet (17.379 meters) to a point; thence S00°38'13"W a distance of 598.12 feet (182.309 meters) to a point; thence S88°54'22"W a distance of 41.07 feet (12.519 meters) to a point; thence S02°20'56"W a distance of 70.33 feet (21.436 meters) to a point; thence N87°39'04"W a distance of 9.17 feet (2.796 meters) to a point; thence S23°42'20"W a distance of 70.42 feet (21.464 meters) to a point; thence S60°19'01"E a distance of 44.53 feet (13.572 meters) to a point; thence S09°52'15"E a distance of 134.30 feet (40.935 meters) to a point; thence S04°08'32"E a distance of 86.91 feet (26.490 meters) to a point; thence S65°23'34"W a distance of 93.43 feet (28.477 meters) to a point; thence S24°36'26"E a distance of 13.79 feet (4.203 meters) to a point; thence S78°18'41"E a distance of 58.03 feet (17.686 meters) to a point; thence S11°41'19"W a distance of 20.00 feet (6.096 meters) to a point; thence N78°18'41"W a distance of 43.34 feet (13.209 meters) to a point; thence S24°36'26"E a distance of 62.13 feet (18.938 meters) to a point; thence S61°54'06"W a distance of 56.80 feet (17.314 meters) to a point; thence N27°08'41"W a distance of 32.02 feet (9.760 meters) to a point; thence S63°29'56"W a distance of 47.36 feet (14.436 meters) to a point; thence N50°44'04"W a distance of 22.69 feet (6.916 meters) to a point; thence N39°15'56"E a distance of 20.00 feet (6.096 meters) to a point; thence S50°44'04"E a distance of 9.76 feet (2.975 meters) to a point; thence N63°29'55"E a distance of 71.65 feet (21.838 meters) to a point; thence N25°02'54"W a distance of 53.17 feet (16.205 meters) to a point; thence N77°38'15"W a distance of 110.08 feet (33.552 meters) to a point; thence N29°58'48"W a distance of 25.55 feet (7.786 meters) to a point; thence N56°07'26"E a distance of 17.11 feet (5.214 meters) to a point; thence N11°55'04"W a distance of 25.72 feet (7.838 meters) to a point; thence N56°55'04"W a distance of 7.69 feet (2.344 meters) to a point; thence N33°04'56"E a distance of 20.00 feet (6.096 meters) to a point; thence S56°55'04"E a

1395745v.3 HOL183/26002

distance of 15.98 feet (4.869 meters) to a point; thence S11°55'04"E a distance of 55.35 feet (16.870 meters) to a point; thence S77°38'15"E a distance of 85.38 feet (26.025 meters) to a point; thence N65°23'34"E a distance of 91.95 feet (28.028 meters) to a point; thence N04°08'32"W a distance of 72.03 feet (21.953 meters) to a point; thence N09°52'15"W a distance of 123.88 feet (37.759 meters) to a point; thence N60°19'01"W a distance of 53.12 feet (16.192 meters) to a point; thence N23°42'20"E a distance of 109.85 feet (33.483 meters) to a point; thence N02°20'56"E a distance of 61.93 feet (18.876 meters) to a point; thence N88°54'22"E a distance of 40.50 feet (12.345 meters) to a point; thence N00°38'13"E a distance of 560.18 feet (170.744 meters) to a point; thence N85°00'51"W a distance of 38.48 feet (11.729 meters) to a point; thence N04°59'07"E a distance of 20.00 feet (6.096 meters) to the Point of Beginning.

The above parcel of land containing 0.8 acres more or less and subject to all easements and or rights of way that may have been legally acquired.

1395745v.3 HOL183/26002